Convertible Loans	6 Months Ended
Jun. 30, 2021
Convertible Loan [Abstract]
CONVERTIBLE LOANS

NOTE 3:- CONVERTIBLE LOANS

a.	On January 15, 2020, the Company entered into a bridge loan agreement (the “Bridge Loan”) with a third party, in which the third party lent to the Company $50 thousand (the “Bridge Loan Amount”). On April 17, 2020, the Bridge Loan Amount was fully repaid by the Company, including interest in the amount of $2 thousand. Accordingly, the Bridge Loan was terminated with no further effect.

b.	On March 19, 2020, the Company entered into a securities purchase agreement with Dekel Pharmaceutical Ltd. (“Dekel”) pursuant to which Dekel agreed to invest in the Company through a private placement transaction (the “Private Placement”). At the time of the Private Placement, Dekel was considered as a related party to the Company; however, it is no longer a related party to the Company. In connection with the Private Placement, Dekel received convertible promissory notes (the “Notes”), with an aggregate original principal amount of approximately $350,000 at an aggregate purchase price of $315,000 to be paid in several tranches spread across a twelve-month period. In addition, the Company issued a warrant to purchase up to 4,490 ADSs of the Company (the “Private Placement Warrant”) and 571 ADSs. The initial tranche of the Private Placement was for a principal amount of $220,000 at a purchase price of $198,000. The Notes are unsecured, have a maturity date of March 23, 2021, bear interest at a rate of 12% per annum, and may be converted, at the election of the holder, into ADSs at an initial conversion price of $24.50 per ADS (the “Fixed Conversion Price”), subject to adjustments. After the six-month anniversary of the issuance of the Notes, the conversion price shall be equal to the lower of the Fixed Conversion Price or 70% of the lowest trading price of the ADSs as reported on Nasdaq or any exchange upon which the ADSs or ordinary shares of the Company are traded at such time, for the 20 prior trading days including the day upon which a notice of conversion is received by the Company or its transfer agent. The Private Placement Warrant is exercisable at any time on or after the actual closing date and on or prior to the close of business on the five-year anniversary of the date of issuance, at an initial exercise price of $24.50 per ADS, subject to adjustment. On November 8, 2020, the Notes were terminated and the initial tranche was fully repaid by the Company.

General Overview of Valuation Approaches used in the Valuation:

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Economic methodology:

The Private Placement Warrant’s’ fair value was calculated using the Black–Scholes option pricing model, which takes into account the parameters as disclosed below for each period valuated, in which a valuation was performed at (i) the issuance date, and (ii) each reporting date with the following assumptions:

	June 30, 2021	December 31, 2020
Dividend yield (%)	0	0
Expected volatility (%)	136	132
Risk-free interest rate (%)	0.87	0.38
Underlying Share Price ($)	7.98	3.625
Exercise price ($)	24.5	24.5
Warrants fair value ($)	5.51	2.22